SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  NOVEMBER 21, 1997



                              BULL RUN CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        GEORGIA                     0-9385                  91-1117599
        --------                    -------                 -----------
     (State or other          (Commission File             (IRS Employer
     jurisdiction of               Number)                  Identification No.)
     incorporation)

                4370 PEACHTREE ROAD, N.E., ATLANTA, GEORGIA 30319
            ----------------------------------------------------------
            (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code     (404) 266-8333
                                                       --------------


                                      N/A
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)






                                Page 1 of 4 pages


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ITEM 5.           OTHER EVENTS

         On November 21, 1997, Bull Run Corporation (the "Company") issued a press release (the "Press Release") relating to an Investment Purchase Agreement (the "Agreement"), between the Company and Rawlings Sporting Goods Company, Inc. ("Rawlings"). Pursuant to the Agreement, the Company purchased warrants (the "Warrants") to purchase 925,804 shares of Rawlings' common stock, par value $.01 per share (the "Common Stock"), and has the right, under certain circumstances, to purchase additional Warrants (the "Additional Warrants"). The Company's total cost to purchase the Warrants pursuant to the Agreement (excluding the Additional Warrants) is $2,842,218. Fifty percent of the purchase price, or $1,421,109, was paid to Rawlings on November 21, 1997. The source of the funds was a loan to the Company pursuant to the Sixth Modification of Loan Agreement (the "Sixth Modification") by and between the Company and NationsBank, N.A. The remaining fifty percent of the purchase price, plus interest at 7% per annum from November 21, 1997 until the date of payment, will be due on the earlier of the date of exercise and the date of expiration of the Warrants. In the event of a partial exercise of the Warrants, a pro rata portion of the purchase price with interest accrued thereon will be payable.

         The Company and Rawlings also entered into an agreement (the "Standstill Agreement"), which, among other things, provides that, for a specified period, the Company will be restricted in acquiring additional shares of Common Stock or participating in certain types of corporate events relating to the Company, including proxy contests and tender offers, subject to certain exceptions. Pursuant to a registration rights agreement between the Company and Rawlings (the "Registration Rights Agreement"), Rawlings has also granted the Company rights to have the shares issuable upon exercise of the Warrants (and the Additional Warrants, if any) registered under the Securities Act of 1933 under certain circumstances.

         The Press Release, the Agreement, the Warrants, the Sixth Modification, the Standstill Agreement and the Registration Rights Agreement are being filed as exhibits hereto and are hereby incorporated by reference herein.

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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

(a) and (b)  Financial Statements and Pro Forma Financial Information     None

(c)          Exhibits

 99.1        Press Release issued November 21, 1997

 99.2 Investment Purchase Agreement dated November 21, 1997 by and between Rawlings Sporting Goods Company, Inc. and Bull Run Corporation

 99.3 Common Stock Purchase Warrant dated November 21, 1997 issued by Rawlings Sporting Goods Company, Inc. to Bull Run Corporation

 99.4 Sixth Modification of Loan Agreement dated November 21, 1997 by and between Bull Run Corporation and NationsBank, N.A.

 99.5        Fourth Term Loan Note dated November 21, 1997

 99.6 Standstill Agreement dated November 21, 1997 by and between Rawlings Sporting Goods Company, Inc. and Bull Run Corporation

 99.7 Registration Rights Agreement dated November 21, 1997 by and between Rawlings Sporting Goods Company, Inc. to Bull Run Corporation


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



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 5, 1997                     BULL RUN CORPORATION



                                            By:       /s/ FREDERICK J. ERICKSON
                                                    ---------------------------
                                                     Frederick J. Erickson
                                                     Vice President - Finance,
                                                     Chief Financial Officer,
                                                     Treasurer and  Assistant
                                                     Secretary

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